Sell-Side Analyst Meeting April 7-8, 2009 Sell-Side Analyst Meeting April 7-8, 2009 Exhibit 99.1

Bill Zollars Chairman, President & CEO Welcome Bill Zollars Chairman, President & CEO Welcome

Agenda
Agenda
• Today
Updates on the operating environment and first quarter
Early results from YRC integration
Tour of Central Dispatch for YRC
Facility tour
• Tomorrow
Overview of multi-employer pension funds
Current legislative topics
YRC Regional update
YRC Logistics update

Operating Environment
Operating Environment
• Economy remains very weak
No significant signs of near-term improvement
Some indications of hitting the bottom, though too early to confirm
• Volume declines accelerated across our business units throughout first quarter
Primarily a function of the economy and its impact on our customers
Also impacted by our internal initiatives, discussed in more detail later
• Yield trends at National have improved from the later part of 2008, mostly due to our internal initiatives
Slightly positive year-over-year each month of the first quarter
Top customer bids have been completed and YRC remains a primary carrier
• Yield trends at Regional remain challenged given the competitive pricing environment

Internal Initiatives
Internal Initiatives
• Integration of Yellow Transportation and Roadway, now YRC
Most significant undertaking in LTL
Largest, most comprehensive service offering in the industry
Expected $250 million run-rate operating income improvement by early in the fourth quarter
• Enhancements to Regional networks to reduce cost and improve service
Addressed overlap of Holland and New Penn in the Northeast
Expanding customer base and identifying opportunities through YRC
National relationships
• Continued focus on profitable growth at YRC Logistics
Collaboration among China investments, forwarding and asset-based LTL
Focus on return on capital
Utilize excess capacity

Tim Wicks Executive Vice President & CFO Financial Update Tim Wicks Executive Vice President & CFO Financial Update

7.8%
5.1%
(6.1%)
(3.6%)
2Q08 vs. 2Q07 3Q08 vs. 3Q07 4Q08 vs. 4Q07 1Q09 vs. 1Q08
10%
15%
20%
25%
30%
35%
40%
$2.00
$2.50
$3.00
$3.50
$4.00
$4.50
$5.00
Diesel Cost
LTL FSC %
First Quarter Operating Trends – YRC National
First Quarter Operating Trends – YRC National
Total Rev/CWT – incl FSC
Record fuel costs in 2008 lead to
difficult comparisons for 2009
Fuel surcharge has not been this
low since 2005
Fuel trends in April have turned up
*All numbers are preliminary until final results are
reported after market on April 23, 2009
1Q08 =
25.8%
1Q09 =
12.8%

(29%)
(15%)
(9%)
(10%)
2Q08 vs. 2Q07 3Q08 vs. 3Q07 4Q08 vs. 4Q07 1Q09 vs. 1Q08
0.8%
(0.9%)
(1.5%)
0.1%
2Q08 vs. 2Q07 3Q08 vs. 3Q07 4Q08 vs. 4Q07 1Q09 vs. 1Q08
First Quarter Operating Trends – YRC National
First Quarter Operating Trends – YRC National
LTL Weight per Day
LTL Mix-Adjusted Yield
(excl FSC)
Volume declines increased
throughout the quarter
Volume diversion due to
integration and financial concerns
Business mix improvements
Economy
After excluding fuel and mix, LTL
rev/cwt significantly improved from
recent trends
Primarily a result of internally
driven business mix improvements
and recent contractual increases
*All numbers are preliminary until final results are
reported after market on April 23, 2009
11%
3%
15%

4.1%
(8.1%)
(3.5%)
4.7%
2Q08 vs. 2Q07 3Q08 vs. 3Q07 4Q08 vs. 4Q07 1Q09 vs. 1Q08
(27%)
(24%)
(17%)
(18%)
(22%)
2Q08 vs. 2Q07 3Q08 vs. 3Q07 4Q08 vs. 4Q07 1Q09 vs. 1Q08
First Quarter Operating Trends – YRC Regional
First Quarter Operating Trends – YRC Regional
LTL Weight per Day
Total Rev/CWT – incl FSC
Adjusted for footprint change
Volume declines have
slowed as the February 2008
footprint change lapsed
Rev/cwt, excluding fuel,
steadily declined throughout
the quarter
*All numbers are preliminary until final results are
reported after market on April 23, 2009

First Quarter Impacts of Strategic Decisions
First Quarter Impacts of Strategic Decisions
• Given our internal initiatives and the economic environment, we expect significant charges in the first quarter
Revenue, SWEB & operating expenses $50 - $60 Reserve accruals/pension settlement
$161 - $185 Total
(in millions)
$8 - $10
$28 - $30
$25 - $30
$50 - $55
Operating
Income*
Primarily SWEB & operating expenses Holland footprint adjustments
SWEB Union employee stock awards (noncash)
SWEB Severance
Multiple, primarily SWEB** Integration costs
Income Statement Line Charge Description
*All numbers are preliminary until final results are reported after market on April 23, 2009
**Salaries, wages & employee benefits
(excluding severance)
(excl Holland adjustments below)

2009 Asset Sales
2009 Asset Sales
• Excess Property Sales
Still expect about $100 million of excess proceeds in 2009, mostly in second and third quarters
Recognized about $18 million in the first quarter 2009
• Sale/Leasebacks
Closed about $155 million in first quarter 2009
• $110 million closed with NAT
• $45 million with other partners, including $23 million with Estes
Expect the remaining Estes transactions to close in second quarter
Continue to work with other investors for additional opportunities

Potential Liquidity
Transactions YRCW Retains Bank Debt Repayment
NAT
$150
Captive
$160
Next $300
of Asset
Sales
Next $200
of Asset
Sales Company Retains 25%
Company Retains 50%
Company Retains 100%
Company Retains 100%
$810
$150
$160
$150
$50
$510
$150
$150
$300
(in millions)
=
Potential Liquidity Split (per Credit Agreement)
Potential Liquidity Split (per Credit Agreement)
• Reasonable balance that can produce liquidity to implement our planned actions while also reducing debt.
+

2009 Capital Expenditures
2009 Capital Expenditures
• 2009 expected cap ex significantly
less due to integration
Older equipment in process of
being removed, enhancing
average age of fleet
• After $100 million of expected
asset proceeds, expected net cap
ex around $30 million
• We will continue to evaluate the
appropriate balance between
leasing opportunities and
purchases
Gross Capital Expenditures
(in millions)
2005 2006 2007 2008 2009E
$378
$394
$249*
$130
$305
*Includes $87 million financed through lease arrangements

st
Bank Amendment Covenants/Fees
Bank Amendment Covenants/Fees
• Financial Covenants
No leverage ratio or minimum interest coverage until first quarter 2011
Minimum cumulative EBITDA starting 2nd quarter 2009
• Minimum $45 million in 2nd quarter; we expect $60 million of D&A
• No earnings covenant in the 1 quarter 2009
Maximum capital expenditures of $150 million in 2009
• Well within our guidance of around $130 million
Minimum liquidity of $100 million measured on a 5-day rolling average
• Primarily comprised of cash on hand and availability under facilities
• Interest & Fees
Rates are inline with recent market trends; all in about 10%
Currently expect annual interest expense of $140 - $150 million, excluding sale and financing leasebacks
Continually evaluate capital structure as credit markets improve

Financial Summary
Financial Summary
• Multiple steps have been implemented or initiated to enhance our competitive position and reduce our cost base
Integration of Yell ow and Roadway networks
Redesign of Regional networks
Nonunion retirement plans frozen
Impl emented union and nonunion wage reductions
C onsolidation of back-office functions and reductions in overhead
• Other actions completed or in process to further improve our financial condition
Amended credit agreement
Wind down of captive insurance company
Excess property sal es and sal e/l easebacks
Equity-for-debt exchange
Other opportunities to improve cash fl ow and l iquidity

Forward-Looking Statements
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934,
as amended. The words “should,” “anticipate,” “expect,” “expected,” “can,” “will,” “in process,” and similar expressions are intended to identify forward-looking statements. It is important to note that the company’s actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including (among others) inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, including (without limitation) those cost reduction opportunities arising from the combination of sales, operations and networks of Yellow Transportation and Roadway, changes in equity and debt markets, a downturn in general or regional economic activity, effects of a terrorist attack, labor relations, including (without limitation), the impact of work rules, work stoppages, strikes or other disruptions, any obligations to multi-
employer health, welfare and pension plans, wage requirements and employee satisfaction, and the risk factors that are from time to time included in the company’s reports filed with the
Securities and Exchange Commission (the “SEC”), including the company’s Annual Report on Form 10-K for the year ended December 31, 2008.
The company’s expectations regarding the impact of, and its operating income and service improvements due to, the integration of Yellow Transportation and Roadway to create YRC, and enhancements to the Regional transportation networks, and the timing of achieving that improvement could differ materially from those projected in such forward-looking statements based on a number of factors, including (among others) the factors identified in the immediately preceding paragraphs, the ability to identify and implement cost reductions in the time frame needed to achieve these expectations, the success of the company’s operating plans, the need to spend additional capital to implement cost reduction opportunities, including (without limitation) to terminate, amend or renegotiate prior contractual commitments, the accuracy of the company’s estimates of its spending requirements, changes in the company’s strategic direction, the need to replace any unanticipated losses in capital assets, approval of the affected unionized employees of changes needed to complete the integration under the company’s union agreements, the readiness of employees to utilize new combined processes, the effectiveness of deploying existing technology necessary to facilitate the combination of processes, the ability of the company to receive expected price for its services from the combined network and customer acceptance of those services.  See slides 5, 13, 15, 18, 27 and 28.
The company’s expectations regarding the savings to be generated from compensation and benefit reductions taken by both union and non-union employees are only its expectations regarding this matter.  Actual savings generated will depend on the actual number of employees working, which, in turn, is dependent on business volumes and needs.  See slide 15.
The company’s expectations regarding having sufficient liquidity are only its expectations regarding this matter. Actual liquidity levels will depend upon the company’s operating results, including improvements in both volume and yield (see slides 7, 8 and 9), the timing of its receipts and disbursements, the company’s access to credit facilities or credit markets, cash received as a result of asset dispositions, capital market transactions, such as opportunistically repurchasing additional portions of the company’s outstanding notes using company common stock, equity issuance transactions or new debt offerings to refinance existing debt, the company’s cash needs to fund operations, any cash funding needs for bank amendments and related restructuring activities and any collateral requests from third parties such as insurers, state workers compensation departments and vendors.  See slides 11-15.
The company’s expectations regarding future asset dispositions and sale and leasebacks of real estate are only its expectations regarding this matter.  Actual dispositions will be determined by the availability of capital and willing buyers and counterparties in the market and the outcome of discussions to enter into and close any such transactions on negotiated terms and conditions.
See slides 11 and 15.
The company’s expectations regarding its capital expenditures are only its expectations regarding these items.  Actual expenditures could differ materially based on a number of factors, including (among others) the factors identified in the preceding paragraphs.  See slide 13.
The company’s expectations regarding its interest expense are only its expectations regarding this expense.  Actual interest expense could differ based on a number of factors, including
(among others) the company’s revenue and profitability results and the factors that affect revenue and profitability results (including the risk factors that are from time to time included in the company’s reports filed with the SEC, including the company’s annual report on Form 10-K for the year ended December 31, 2008), the amount and character of, and the interest rate on, the company’s outstanding debt and any financings the company may enter into in the future and lease expense for sale/leasebacks treated as interest.  See slide 14.
The company’s expectations regarding its depreciation and amortization expense are only its expectations regarding this expense.  Actual depreciation and amortization expense could differ based on the company’s actual asset levels.

Mike Smid President, YRC Inc. YRC Integration Update Mike Smid President, YRC Inc. YRC Integration Update

18 18
Overall Objectives
Overall Objectives
• Combine Yellow and Roadway into a single company using a single set of processes and systems while minimizing labor disruptions and maintaining service continuity for our customers by March 2009
Single legal entity
Single management structure
Single network
Single set of services and prices
One brand and one face to the customer
Eliminate all duplicate coverage and competing sales efforts
• Results should be
Reduced costs
Improved operational efficiency and asset utilization
Improved network reliability and speed
Improved market position and service offerings
Lower technology infrastructure and support costs
• Two-pronged Approach

Consolidation Approach - Get Common
Consolidation Approach - Get Common
Consolidation Build New
Hybrid Status Quo
Convert to one
existing
technology
Select some
from each
Create New
Leave them
autonomous

20 Network Evolution Network Evolution March 1, 2009 March 1, 2009 2003 – Interline Partnership 2004 – Cohab Arrangements 2008 – SSCs 2009 – One YRC Network!

2009 2008 2007 2006 2005 2004 2003
Roadway
Acquisition
(1)
YRC National
ESG (2)
Synergy phase Integration phase
SSCs
(4)
(1) Roadway acquisition closed 12/03
(2) Formed YRC National Transportation and Enterprise Solutions Group 1/07
(3) Started the transition to one corporate sales force for the asset-based companies 1/08
(4) Began to expedite the physical consolidation of operations and processes with additional Shared
Service Centers (SSCs) 9/08
(5) Executed the move of Yellow Transportation and Roadway to a common technology platform and set of processes 3/09
(6) Stabilization, improvements in service, and drive to process efficiency
Longer Term Integration Timeline
Longer Term Integration Timeline
Stabilization
(6)
Corp.
Sales
(3)
Integration
Cutover
(5)

Size and Scale at Cutover
Size and Scale at Cutover
• Yellow and Roadway were
fully integrated on March 1
• One national network
initially with nearly 450
service centers throughout
the US, Canada and
Mexico
• One workforce of around
35,000
• One sales force with over
800 professionals
• One integrated technology
platform
• More service points and
service capabilities

Example of Local Impact - Chicago
Example of Local Impact - Chicago
•
One network allows us to service more customers in more
areas with more people, service centers and equipment.
•
This provides customers with a more local, responsive
customer service experience.
•
It also provides YRC with more options and flexibility to
cater to local pickup and delivery needs to ensure our
customers’ stringent demands are being met … every day.
Chicagoland Example

24 One Network with Unique Capabilities One Network with Unique Capabilities

Service Portfolio Summary after Integration
Service Portfolio Summary after Integration
North American
LTL
Truckload
Guaranteed Precision
Expedited Precision
Specialized Solutions
Worldwide
Global Services
Transportation Services
Distribution Services
New or improved for Yellow customers New or improved for Roadway customers
National
Regional
Cross-Border (Canada, Mexico)
Intra-Canada
Offshore (AK, HI, PR, USVI, GU)
National and Regional
Special Equipment (flat bed, temp controlled)
AM
PM
Multi-Day Window
YRC Time Critical™
YRC Time Advantage™
Industry Expertise
3PL
Chemical
Government
Residential
Retail
Custom Projects
Consolidation & Distribution
Reverse Logistics
Shipment Protection
Sealed Divider
Insulated Covers
Exhibit
International Forwarding
Customs Brokerage
Cargo Insurance
Value-Added Services
Transportation Management
Dedicated Contract Carriage
Ground
Flow-Through and Pool Distribution
Dedicated Warehouse
Value-Added Services
TM

Integration Targets
Integration Targets
•
YRC has more operations than either Yellow or Roadway had individually yet over 250 fewer than at the original acquisition date.
•
We will continue to further optimize the network and eventually expect around 400 operations.
1Q09 2Q09 3Q09 4Q09
$0
$90
$200
$250
Annual Run Rate Benefit
(in millions)
12/31/2003 12/31/2008 3/1/2009 12/31/2009
Number of National
Operations*
704
551
~450
~400
*represents the number of distinct operations; does not equal physical locations

Integration Savings Assumptions
Integration Savings Assumptions
• Integration savings assumptions were based on reasonable estimates of the potential unit cost efficiency improvements by area, for example
Linehaul – 7%
Pickup and delivery – 5%
Dock – 2%
Other employee areas – 11% overall impact
• Direct variable costs such as fuel are also expected to be naturally reduced as a result of the savings noted above
• Several asset categories, such as facilities and equipment, should also be significantly reduced as a result of our network and employment level changes
• Some volume loss, partially offset by yield improvement, was factored into our projections

Selected Statistics
Selected Statistics
1.2 billion 1.3 billion Annual linehaul miles:
53,000 62,500 Trailers:
14,000 16,700 Trucks:
34,000 37,000 Employees:
400 521 Facilities:
12/31/09
Expected*
12/31/08
Actual
•
Significant reductions occurred around the March 1 cutover, including nearly
2,000 employees and 70 facilities.
•
Additional reductions are expected to occur through the second and third quarters of 2009.
*Based on integration; does not consider changes in business volumes.

29
Dec Jan Feb WE 3/7 WE 3/14 WE 3/21 WE 3/28 WE 4/4

Call Centers Service Level Index
Call Centers Service Level Index
After a couple of weeks of significant call volume, our customer service level index has returned to a percent that is in line with our internal goal and is also performing better than the months before cutover.
Our average answer time has also continued to improve over the course of the month and is currently averaging less than 15 seconds to answer.
Goal
Cutover

30
Dec Jan Feb WE 3/7 WE 3/14 WE 3/21 WE 3/28 WE 4/4

Service – On Time Delivery %
Service – On Time Delivery %
Cutover
Service has continued to improve
and is nearing pre-cutover levels
Partially due to a technical issue related to Yellow shipments that were in-transit at cutover
(issue has been resolved).
Additionally, the learning curve caused ‘administrative’ issues that resulted in the above reported results to be worse than reality (i.e. status codes, etc.).

31
Dec Jan Feb WE 3/7 WE 3/14 WE 3/21 WE 3/28 WE 4/4
Productivity – Load Average
Productivity – Load Average
The first couple of days in March were impacted by inclement weather in some parts of the country and an equipment repositioning effort that carried over from February.
Cutover
~600 lb. improvement when compared
to the 3-month average before cutover

Dec Jan Feb WE 3/7 WE 3/14 WE 3/21 WE 3/28 WE 4/4
Productivity – Pickup & Delivery Bills per Hour
Productivity – Pickup & Delivery Bills per Hour
Cutover

Recession continued to drive volumes
lower, which created excess capacity
in the two overlapping networks
Newly integrated network quickly created
density, which reversed the declining 3-month
trend experienced in our city operations

33
Dec Jan Feb WE 3/7 WE 3/14 WE 3/21 WE 3/28 WE 4/4
Productivity – Dock Bills per Hour
Productivity – Dock Bills per Hour
Cutover

Learning curve more pronounced on the dock than other areas
Expected productivity improvements going in were lower in dock than other areas

Integration Recap
Integration Recap
• We have worked our way through the initial cutover with no major systemic issues
• After some expected deterioration in the first couple of weeks after the cutover date, all of our performance levels showed significant improvement as we moved into the second half of March
• Efforts continue to be concentrated on service improvements and steps to bring customers back by increasing their confidence level
• In the areas of cost and asset utilization, steps in progress to:
Continually refine our network design and remove miles
Complete P&D route designs to enhance our city performance
Make appropriate labor and support adjustments as we move through the transition period
Optimize our facility utilization
Remove revenue equipment from the system

Keith Lovetro President, YRC Regional Transportation YRC Regional Transportation Update Keith Lovetro President, YRC Regional Transportation YRC Regional Transportation Update

36 YRC Regional Transportation Discussion Agenda Discussion Agenda • Events leading up to the current state • Regional strategy • Business improvement plans & outcomes • Where we are today

Regional Timeline – Major Events
Regional Timeline – Major Events
New President & CEO
at USF
MAY
2004
AUG
2003
USF Red Star
closed; USF
Holland expands
into 8 Northeast
terminals
APR
2009
MAY
2005
OCT
2004
YRCW acquires USF;
New Penn added to
group; Jim Staley
named president &
CEO YRC Regional
FEB
2007
USF Bestway closed and
merged into USF
Reddaway (AZ, CA, LA,
NM, OK, TX) and USF
Holland (AR, MS)
DEC
2007
Keith Lovetro
succeeds Staley as
president & CEO for
YRC Regional
FEB
2008
USF Reddaway closed LA,
NM, OK, TX
USF Holland closes AK, MS
and portions of AL, GA
USF Holland closes 13
terminals and partners
with New Penn to serve
north east
JUN
2005
USF Dugan closed and
merged into USF Bestway
(TX, OK, AR, LA, MS) and
USF Holland (MO, KS)
New President & CEO
at USF
YRC Regional Transportation

Regional Strategy
Regional Strategy
• Deliver premium quality next day & second day
regional LTL service
• Provide an exceptional customer experience
• Diversify our service portfolio and the industries we
serve
YRC Regional Transportation

39 Business Improvement Plans Business Improvement Plans • Rationalize the Regional companies’ footprints • Increase operational productivity • Improve service quality YRC Regional Transportation

Regional Footprints – Feb 2007
Regional Footprints – Feb 2007
A
GA
S
K
W
W
N
V
AR
KS
A
A
WA
BC
A
SK
M
W
P
Joliet
Des Moines
Lincoln
Rockford
Holland
Detroit
Cleveland
Grand Rapids
Milwaukee
Appleton
Wausau
Minneapolis
Owatonna
Worthington
Greensboro
Baltimore
Reading
Harrisburg
Scranton
Newburgh
Springfield
Rochester
Milton
Tacoma
Olympia
Portland
Eugene
Newport
Coos Bay
Grants Pass
Grand Junction
Denver
Colorado Springs
Flagstaff
Saint George
LasVegas
Salt Lake City
Phoenix
Lake Havasu City
Yuma
San Diego
Fresno
Eureka
Redding
Reno
Sacramento
Oakland
Stockton
Fontana
LosAngeles
Birmingham
Decatur
Atlanta
Chattanooga
Nashville Knoxville
Spartanburg
Columbia
Charlotte
Raleigh
NewYork
S. Kea rny
Trenton
Portland
Augusta
Boston
Providence
Southington
Monteal real
Burlington
Albany
Buffalo
Kansas City
Joplin
Saint Louis
Rock Island
Danville
Evansville
Louisville
Lexington
Indianapolis
FortWayne
South Bend
Chicago
Gaylord
Birch Run
Pontiac
Windsor
Jackson
Toledo
Akron
Erie
Mansfield
Columbus
Dayton
Cincinnati
Huntington
Altoona
London
Toronto
Wheeling
Tomah
Springfield
Sikeston
Memphis
Omaha
Lewiston
Missoula
Kalispell
Great Falls
Three Forks
Billings
Buffalo
Boise
Spokane
Colville
Wenatchee
Moses Lake
Yakima
Pasco
The Dalles
Hermiston
La Grande
Albany
Salem
Roseburg
Bend
Longview
Vancouver
Burlington
Seattle
Pocatello
Twin Falls
Orange County
Pittsburgh
Elko
San Juan
San Jose
Salinas
San FernandoValley
Tucson
Philadelphia
Medford
Klamath Falls
Brookings
Bakersfield
Edmonton
Calgary
Syracuse
A
OK
Little Rock
Jackson
Mobile
Albany
Metter
Lumberton
Albuquerque
Lubbock
Odessa
Laredo
Brownsville
Corpus Christi
Wichita Falls
Abilene
San Antonio
Austin
Houston
Waco
Sherman
Dallas
Tyler
Baton Rouge
Shreveport
Amarillo
El Paso
Oklahoma City
Pomona
Tulsa
Reddaway direct service
Reddaway service center
Holland direct service
Holland service senter
New Penn direct service
New Penn service center
Overlapping areas
YRC or partnership areas
Wihita chita
Richmond
Kalamazoo
Wilkes-Barre
Allentown
Bedford
Du Bois
YRC Regional Transportation

Regional Footprints – Apr 2009
Regional Footprints – Apr 2009
TX
M
LA
M
TN
IL
M
O
A
V
M
NM
A
OR
W
Q
U
S
IA
P
Joliet
Des Moines
Lincoln
Rockford
Holland
Detroit
Cleveland
Grand Rapids
Milaukee waukee
Appleton
Wausau
Minneapolis
Owatonna
Worthington
Greensboro
Baltimore
Reading
Harrisburg
Scranton
Newburgh
Springfield
Rochester
Milton
Tacoma
Olympia
Portland
Eugene
Newport
Coos Bay
Grants Pass
Grand Junction
Denver
Colorado Springs
Flagstaff
Saint George
LasVegas
Salt Lake City
Phoenix
Lake H avasu City
Yuma
San Diego
Fresno
Eureka
Redding
Reno
Sacramento
Oakland
Stockton
Fontana
LosAngeles
Birmingham
Decatur
Atlanta
Chattanooga
Nashville Knoxville
Spartanburg
Columbia
Charlotte
Raleigh
NewYork
S. Kea rny
Trenton
Portland
Augusta
Boston
Providence
Southington
Montreal
Burlington
Albany
Buffalo
Kansas City
Joplin
Saint Louis
Rock Island
Danville
Evansville
Louisville
Lexington
Indianapolis
FortWayne
South Bend
Chicago
Gaylord
Birch Run
Pontiac
Windsor
Jackson
Toledo
Akron
Erie
Mansfield
Columbus
Dayton
Cincinnati
Huntington
Altoona
London
Toronto
Wheeling
Tomah
Springfield
Sikeston
Memphis
Omaha
Lewiston
Missoula
Kalispell
Great Falls
Three Forks
Billings
Buffalo
Boise
Spokane
Colville
Wenatchee
Moses Lake
Yakima
Pasco
The Dalles
Hermiston
La G rande
Albany
Salem
Roseburg
Bend
Longview
Vancouver
Burlington
Seattle
Pocatello
Twin Falls
Orange County
Pittsburgh
Elko
San Juan
San Jose
Salinas
San FernandoValley
Tucson
Philadelphia
Medford
Klamath Falls
Brookings
Bakersfield
Edmonton
Calgary
Syracuse
A
OK
Reddaway direct service
Reddaway service center
Holland direct service
Holland service senter
New Penn direct service
New Penn service center
Overlapping areas
YRC or partnership areas
Youngstown Bensenville
Santa Maria
Santa Rosa
YRC Regional Transportation

42 On-Time Service Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 J/F 09 Service Quality Service Quality YRC Regional Transportation

43 Claims Ratio Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 J/F 09 Service Quality Service Quality YRC Regional Transportation

44 City Bills Per Hour Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 J/F 09 Operating Efficiency Operating Efficiency YRC Regional Transportation

45 Dock Bills Per Hour Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 J/F 09 Operating Efficiency Operating Efficiency YRC Regional Transportation

46 Load Average Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 J/F 09 Operating Efficiency Operating Efficiency YRC Regional Transportation

Where We Are Today - Coverage
Where We Are Today - Coverage
60.1% 644 Central Freight
45.8% 2,401 Oak Harbor
30.1% 3,843 Saia
10.1% 4,100 Penninsula
29.8% 4,355 FedEx Freight
1.0% 4,488 FedEx National
18.6% 4,488 R&L Carriers
23.4% 4,488 UPS Freight
24.4% 4,488 Estes Express
27.5% 4,488 Con-way
30.6% 4,488 USF Reddaway
% Next-
Day
Dec-08
Lanes
Measured
Dec-08 Carrier
26.0% 385 Pitt Ohio
44.0% 511 Ward Trucking
4.2% 529 FedEx National
77.5% 529 Old Dominion
86.0% 529 Estes Express
86.8% 529 Con-way
87.5% 529 A. Duie Pyle
89.8% 529 UPS Freight
90.2% 529 New England
92.6% 529 FedEx Freight
93.0% 529 New Penn
% Next-
Day
Dec-08
Lanes
Measured
Dec-08 Carrier
Source: Major third-party aggregator of carrier transit times Dec 2008
Measuring all terminal-to-terminal service lanes for each RT company compared peer group in same lanes
50.7% 436 AAA Cooper
42.2% 3,481 Saia
29.6% 3,715 Pitt Ohio
11.8% 4,472 Ward
5.0% 4,624 A. Duie Pyle
13.6% 4,672 New England
52.0% 4,976 Vitran
1.5% 5,041 FedEx National
25.0% 5,041 Dayton
28.8% 5,041 Old Dominion
37.7% 5,041 UPS Freight
38.9% 5,041 R&L Carriers
44.2% 5,041 Estes Express
46.6% 5,041 Con-Way
46.9% 5,041 FedEx Freight
49.3% 5,041 USF Holland
% Next-
Day
Dec-08
Lanes
Measured
Dec-08 Carrier
More next-day lanes than facing competitors
YRC Regional Transportation

48 Where We Are Today Where We Are Today Service Days for Q1 2009 (all YRC Regional shipments) YRC Regional Transportation 8% 31% 61% Next Day 2nd Day 3 or More Days

Where We Are Today - Service Portfolio
Where We Are Today - Service Portfolio
Robust solutions with unparalleled
guaranteed and expedited regional options
LTL
Truckload
Guaranteed
Precision™
Expedited
Precision™
Specialized
Solutions™
• Next-Day
• Intra-Metro Areas
• 2nd Day / Regional
• Inter-Regional
• Cross-Border Canada
• Offshore
- Alaska
- Puerto Rico & USVI
• Regional
• National
• Spot and Volume
• Before 9 am
• Before Noon
• Before 3:30 pm
• Before 5:00 pm
• 1-hour Window
• Multi-hour Window
• 1-day Window
• Multi-day Window
• Guaranteed 4 Free (no fees)
• Expedited Next-Day
• Expedited
• Consolidation & Distribution
• Freezable Protection
• Industry Expertise for:
-
3PL / Transportation Management
- Retail
-
Chemical / Hazardous Materials
- Government
- Manufacturing
- Associations
• Custom Projects
YRC Regional Transportation

50 Where We Are Today Where We Are Today We’ve built a strong Regional foundation upon which we can now accelerate growth YRC Regional Transportation

John Carr Chief Operating Officer, YRC Logistics YRC Logistics Update John Carr Chief Operating Officer, YRC Logistics YRC Logistics Update

Overview of YRC Logistics
Overview of YRC Logistics
• Worldwide 3PL platform opportunity of scale
• Highly attractive, value-added business lines
• Longstanding and diverse customer relationships, which include
Fortune 500 clients with strong brand recognition
• Client retention rate in excess of 93% over several years with top 100 clients
• Low capital requirements
• Cross-selling initiatives that are accelerating top line (and profitable)
growth
• State-of-the-art technology systems provide robust customer integration and barriers to customer churn
• Deep bench of experienced senior leaders

YRC Logistics Corporate Timeline
YRC Logistics Corporate Timeline
Named a Top 100 Logistics IT
provider
Acquisition of USF Logistics
doubles size of YRC Logistics
PowerFORWARD
application deployed
Meridian IQ is
launched
GPS North America
acquired
Click Logistics
acquired
Megasys
acquired
Truckload Brokerage
program is launched
2002
2007
2006
2005
2004
2003
Meridian IQ changes
name to YRC Logistics
Flota del Peru S.A.
(Peru) acquired
GPS Logistics
United Kingdom
acquired
StarTrans S.A.
(Chile) acquired
GPS Logistics
Asia acquired
Acquired 65% of
Shanghai Jiayu
Logistics Co.,
Ltd. (with option
to acquire
balance)
Domestic Services Global Services
Gross
Revenue
50% interest in
JHJ (China)
acquired
2008

• North American operations
Mix of non-asset, asset-light and asset based businesses
Diverse revenue base (contractual and transactional)
•
Transactional - Truckload, Domestic Forwarding and Global
•
Contractual – Transportation Management, Dedicated Contract Carriage and Distribution
• Asian operations
Significant and growing market position in a fragmented market
Ground transportation, distribution and forwarding capabilities
• Latin American and European Operations
Leading player in project logistics in Latin America (Mining and Minerals)
Extensive network of offices and agents throughout Europe
YRC Logistics
Transportation
Management
Truckload
Brokerage
Domestic
Forwarding
Dedicated
Contract
Carriage
Dedicated
Warehousing
Flow
Through
International
Freight
Forwarding
Origin &
Destination
Services
Transportation Services Global Services Distribution Services
Comprehensive Set of Worldwide Services
Comprehensive Set of Worldwide Services

• Asset-lite conversion has significantly reduced capital requirements going forward
All new equipment for Dedicated Contract Carriage (DCC) will be done through full service lease arrangements
• DCC and Flow Through businesses have traditionally represented the asset intensive components of the service portfolio – Flow Through also utilizes owner-operators for flexibility
• Plan is to shift entire fleet to asset-lite model
• Capacity utilization across service lines
Movement Toward Asset-Lite Model
Movement Toward Asset-Lite Model
TM
Truckload
Brokerage
Domestic
Forwarding
DCC
Dedicated
Warehousing
Flow
Through
Transportation Services Distribution Services
Non-Asset
Based
Non-Asset
Based
Non-Asset
Based
Mixed
(Owned and
Leased
Equipment)
Asset-Lite
Mixed
(Mostly
O/O’s)
Global  Services
Asset-Lite
Freight
Forwarding

Refocused Sales Force
Refocused Sales Force
• Prior to 2008, the sales force was focused on Transportation
Management, Global Services and related ancillary services
• Enhanced the sales force with training and additional personnel in 2008 to drive growth
• Increased number of sales resources to 80+ sales staff around the world (excludes JV-related sales people)
• Developed and rolled-out Key Account Management Program in
2008 to enhance cross-selling efforts with select clients

Refocused Sales Force
Refocused Sales Force
HISTORICAL SALES & MARKETING ORGANIZATION (PRE – 2008)
RESTRUCTURED SALES & MARKETING ORGANIZATION (2008)
Global
Truckload Brokerage
Domestic Forwarding
YRC Logistics Sales Force
YRC Worldwide Sales Force
Global
Truckload Brokerage
Domestic Forwarding
DCC
YRC Logistics Sales Force
YRC Worldwide Sales Force
Flow Through
Dedicated Warehousing
TM
TM

What Our Clients Say
What Our Clients Say
0%
10%
20%
30%
40%
Much better than
expected
Better than
expected
Same as
expected
Almost as
expected
Worse than
expected
Meeting Client Expectations
0%
10%
20%
30%
40%
50%
Clients That Would Recommend
92% of YRC
Logistics’ Clients
say the Company
meets or exceeds
their expectations
79% of YRC
Logistics’ Clients
say they would
recommend YRC
Logistics

YRC Logistics Global Network
*YRC Logistics has 81 locations in the U.S., 225 in China and 56 locations in another 18 countries.
-Approximately 5,750 employees worldwide provide global logistics expertise with local knowledge
Asia-Pacific
• Australia
• Bangladesh
• Cambodia
• China*
• Hong Kong*
• India*
• Indonesia
• Japan*
• Malaysia*
• New Zealand
• Pakistan
• Philippines*
• Singapore*
• South Korea*
• Sri Lanka
• Taiwan*
• Thailand*
•
Vietnam*
Middle East
• Bahrain
• Israel
• Jordan
• Kuwait
• Lebanon
• Oman
• Qatar
• Saudi Arabia
• United Arab Emirates
Africa
• Egypt
• South Africa
• Tunisia
Latin America
• Argentina*
• Brazil
• Chile*
• Colombia*
• Costa Rica
• Dominican Republic
• El Salvador
• Guatemala
• Honduras
•Nicaragua
• Panama
• Paraguay
• Peru*
•Trinidad & Tobago+
• Uruguay
• Venezuela
North America
• Canada*
• United States of America*
• Mexico*
Europe
• Austria
• Belgium
• Bosnia & Herzegovina
• Bulgaria
• Croatia
• Czech Republic
• Denmark
• Estonia
• Finland
• France
• Germany
• Greece
• Hungary
• Ireland
• Italy
• Latvia
• Lithuania
• Luxembourg
• Netherlands*
• Norway
• Poland
• Portugal
• Romania
• Serbia
• Slovak Republic
• Slovenia
• Spain
• Sweden
• Switzerland
• Turkey
• Ukraine
• United Kingdom*
A network that covers 82 countries through company-operated and agent facilities

Strong Network Throughout China
Beijing
Shijiazhuang
HaErBin
DongGuan
ChengDu
ChongQing
Changsha
KunMing
Zhenzhou
JiNan
DaLian
XiAn
NanNing
NanJing
HaiKou
ZhanJiang
ZhongShan
ZhuHai
XiaMin
FuZhou
ShenYang
YanTai
TaiYuan
BaoTou
LanZhou
GuiYang
HangZhou
ShangHai
HeFei
NanChang
ShenZhen
JiaMuSi
QuanZhou
FoShan
WenZhou
Changchun
SuZhou
WuXi
QingDao
WuHan
Guangzhou
Tianjin
Ground Transportation Hubs
Freight Forwarding and Distribution Locations

YRC Logistics Summary
YRC Logistics Summary
• Add more value for our Clients in a difficult year
• Aggressive approach toward organic growth
• Obsess about the profit improvement initiatives (ROC)
• Leverage our internal infrastructure and excess capacity
• Open communication and reward our employees for extraordinary effort and results

Bill Zollars Chairman, President & CEO Wrap-Up Bill Zollars Chairman, President & CEO Wrap-Up